Exhibit 10.5

CALDERA THERAPEUTICS, INC.

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 (this “Amendment”) to that certain Securities Purchase Agreement dated as of July 28, 2026, by and among Caldera Therapeutics, Inc., a Delaware corporation (the “Company”), and the Investors (as defined therein) party thereto (the “Securities Purchase Agreement”), is made effective as of September 10, 2026. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Securities Purchase Agreement.

RECITALS

WHEREAS, pursuant to Section 8.16 of the Securities Purchase Agreement, the provisions of the Securities Purchase Agreement may be amended, modified or supplemented prior to the Closing only by written consent of the Company and all of the Investors; and

WHEREAS, the undersigned parties to this Amendment, constituting the Company and each Investor, have agreed to amend the Securities Purchase Agreement as set forth herein.

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1.
Section 1 of the Securities Purchase Agreement is hereby amended to delete the definition of “Nasdaq” in its entirety and to add the following definition of “Trading Market”:

“Trading Market” means NYSE American LLC or such other National Exchange as the Company and Synlogic may mutually agree.

2.
All references to “Nasdaq” in the Securities Purchase Agreement (other than in the definition of “National Exchange”) are hereby replaced with “the Trading Market.”
3.
All references to “the Nasdaq Stock Market LLC” or “Nasdaq Stock Market LLC” in the Securities Purchase Agreement (including, without limitation, Section 3.6, Section 3.7, Section 6.1(k), and any other provisions) are hereby replaced with “the Trading Market.”
4.
Each instance of the words “the Nasdaq Listing Application” in the Securities Purchase Agreement is hereby by deleted and replaced with the words “Listing Application”.
5.
The reference to “the Nasdaq Global Market” in Section 8.10(b) of the Securities Purchase Agreement is hereby replaced with “the Trading Market.”
6.
The undersigned parties acknowledge and agree that the Securities Purchase Agreement will be amended to reflect the amendments authorized pursuant to this Amendment and such amendments shall be binding on all parties thereto.
7.
This Amendment may be executed by facsimile or electronic transmission and in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile and electronic copies of signed signature pages will be deemed binding originals.
8.
All terms and provisions of the Securities Purchase Agreement shall continue in full force and effect except as expressly modified by this Amendment.
9.
This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to choice of laws or conflicts of law provisions thereof that would require the application of the laws of any other jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first written above.

COMPANY:

CALDERA THERAPEUTICS, INC.

By: _______________________________

Name: Praveen Tipirneni

Title: Chief Executive Officer

[Signature Page to Amendment No. 1 of the Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first written above.

INVESTOR:

[NAME]

By: _______________________________

Name:

Title:

[Signature Page to Amendment No. 1 of the Securities Purchase Agreement]